CHEMUNG FINANCIAL CORPORATION

2015 Investor Presentation


CHEMUNG CANAL TRUST COMPANY


CAPITAL BANK

Chemung Financial Corporation

Chemung Canal Trust Company
Building relationships since 1833

CAPITAL BANK
A division of Chemung Canal Trust Company

CFS GROUP, INC.

Chemung Financial Corporation

October 1, 2015
New York, NY

Presenters



Ronald Bentley, CEO



Anders Tomson, President and COO



Karl Krebs, CFO

Executive Management Team



Ronald M. Bentley

Chief Executive Officer

2015-Current: CEO
2007-2015: President & CEO
2006: President & COO
Prior: President, Retail Banking at NBT Bancorp



Karl F. Krebs

EVP, Chief Financial Officer & Treasurer

2013-Current: Chief Financial Officer
Prior: EVP and CFO at Financial Institutions, Inc.



Anders M. Tomson

President & Chief Operating Officer

2015-Current: President & COO
2011-Current: President, Capital Bank Division
Prior: SVP & CRE Division Executive at Citizens Bank



Karen R. Makowski

EVP, Chief Administrative & Risk Officer

2011-Current: CAO & CRO
Prior: President & CEO at Panther Community Bank



Louis C. DiFabio

EVP, Business Client Services

2015-Current: EVP, Business Client Services
2011-2015: EVP, Retail Client Services
Prior: Has been with the Corporation since 1987



Thomas W. Wirth, CFA

EVP, Wealth Management Group

2015-Current: EVP, Wealth Management Group
2004-2015: SVP, Chief Investment Officer
Prior: Has been with the Corporation since 1987

Our namesake…the Chemung Canal



The past decade…a period of significant growth



Welcome to Albany
Capital of New York State
AN ALL – AMERICA CITY
Welcome to
ITHACA AND
TOMPKINS COUNTY
CHEMUNG CANAL TRUST COMPANY
WELCOME TO
GREATER
BINGHAMTON
Home to Innovation
Pennsylvania
Welcomes You

Safe Harbor Statement

This presentation contains certain statements that may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which are subject to numerous risks and uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward-looking statements are predicated on the beliefs and assumptions of Chemung Financial Corporations' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Corporation's actual results, performance or achievements could differ materially from those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Corporation's and its subsidiaries; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of the Company's strategies and business initiatives; changes in the financial markets, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Corporation's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, severe weather events and storms; changes in accounting standards. The Corporation cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Chemung Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2014, as updated by our filings on Form 10-Q and other filings with the SEC . Forward-looking statements speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.



413-415 E. Water Street
1834-1920



129 E. Water Street
1920-1971



One Chemung Plaza
1971-Present

History

1833 –Chemung Canal Bank founded in Elmira, NY by act of NYS Legislature

1834 – First permanent headquarters opens at 413-415 E. Water Street in Elmira, NY

1895 – Granted a New York State bank charter

1902 – Merged with Elmira Trust Company

1903 – Name changed to Chemung Canal Trust Company

1920 – New headquarters opens at 129 E. Water Street in Elmira, NY

1951 – First branch office opens in Elmira, NY

1971 – Current headquarters opens at One Chemung Canal Plaza in Elmira, NY

1974 – Acquired Montour National Bank, Montour Falls, NY

1985 – Chemung Financial Corporation incorporated and 10th branch office opened, located in Corning, NY

1994 – Acquired three Columbia Banking branch offices in upstate NY

1995 – Acquired Owego National Bank, Owego, NY

2000 – Chemung Financial Corporation becomes financial holding company

2001 – CFS Group, Inc. established

2007 – Acquired trust assets of Partners Trust Bank, Binghamton, NY

2008 – Acquired assets of Cascio Financial Services, Elmira, NY

2008 – Acquired three M&T Bank branch offices located in Broome and Tioga counties, NY, total branches now exceeds 20

2009 – Acquired Canton Bancorp, Inc., Canton, PA with three branch offices

2011 – Acquired Fort Orange Financial Corp. (Capital Bank), Albany, NY with five branch offices

2013 – Acquired six Bank of America branch offices, increasing total branch locations to 34 and assets to $1.5 billion

Mission

Our mission is to remain a strong and independent financial services organization creating value for shareholders, customers, employees and the communities where we do business, while maintaining the highest standards of business ethics.

- Value for shareholders means delivering a competitive return on investment through stock appreciation and dividends
- Value for customers means delivering superior customer service and competitive products and services
- Value for employees means ensuring that Chemung Canal remains a great place to work, providing competitive compensation and benefits, and opportunities for career advancement and growth
- Value for communities means continuing to be an integral part of the communities we serve, being responsive to the financial needs within these communities and being a good corporate citizen
- Earnings growth is the fuel that drives value creation

About Chemung Financial Corporation

- Oldest locally-owned and managed community bank in NYS, dating to 1833
- NYS chartered bank and Member of the Federal Reserve
- Listed on Nasdaq Stock Market, LLC
- Assets of $1.6B and 390 employees
- Operates through a single subsidiary bank, Chemung Canal Trust Company, with 34 branch offices spread over eleven counties in NYS and one county in PA.
    - 29 branch offices operate under the CCTC, covering the Finger Lakes Region of NYS and PA.
    - Five branch offices operate under the Capital Bank name in the Capital Region of NYS.
    - Strong advisory board provides local market knowledge and business development opportunities.
- Trust and wealth management division with $1.9 billion in assets under management or administration.
- CFS Group Inc. provides mutual funds, securities and insurance brokerage services.

Corporate Hierarchy


Chemung Financial Corporation
Chemung Canal Trust Company
Building relationships since 1833
CFS GROUP, INC.
Chemung Canal Trust Company
Building relationships since 1833
CAPITAL BANK
Bank Divisions

Markets



Corning, NY

STABILITY

Finger Lakes Region



Watkins Glen, NY



Auburn
Seneca Falls
Clifton Park
Latham
Wolf Rd
Washington Ave
Slingerlands
Cortland
Ithaca
Bath
Watkins Glen
Montour Falls
CAPITAL BANK
Painted Post
Corning
Horseheads
Elmira Heights
Big Flats
Elmira
Southport
Owego
Johnson City
Binghamton
Waverly
Vestal
NY
PA
Troy
Towanda
Canton
Chemung Canal Trust Company



Albany, NY

GROWTH

Capital Region



Albany, NY

CCTC/Capital Market Share

County	2014 Deposits	2014 Share
Schuyler	$102,894,000	57.01%
Chemung	$516,051,000	49.79%
Tioga	$104,001,000	26.28%
Steuben	$95,724,000	10.42%
Cayuga	$79,498,000	7.77%
Bradford (PA)	$79,093,000	6.97%
Tompkins	$92,525,000	5.24%
Seneca	$25,743,000	4.60%
Cortland	$13,046,000	2.07%
Broome	$42,161,000	1.78%
Albany	$142,267,000	0.92%
Saratoga	$19,597,000	0.53%
Total	$1,312,600,000	

Source: SNL Financial, as of June 30, 2014

Core Strategies

- Franchise built through acquisitions and organic growth
  - Three bank acquisitions since 1994 ($38 million to $255 million)
  - Three branch acquisitions involving twelve branch offices, ranging in deposits of $45 million to $178 million
  - Steady, stable organic growth in Finger Lakes Region
  - Higher growth potential in the Capital Region
- Disciplined acquirer and well positioned to opportunistically acquire when strategic fit and pricing are right
  - NYS and contiguous states remain focus
  - Seeking appropriate wealth management, whole bank, and branch acquisition opportunities
- Well capitalized, with a strong balance sheet
- Focused on effective capital management
- Community Banking Model
  - Believe and behave as a community bank
  - Recognized community leader within markets
  - Relationship focus
  - Strong Advisory Board created in the Capital Region
- Strong credit culture
  - Robust enterprise wide risk management process
  - Disciplined underwriting
  - CRE loan strategy

CanalCare / CapitalCare

CanalCare is a pledge from every one of us at Chemung Canal Trust Company to do everything within our power to make your business with us as helpful, friendly, prompt and courteous as possible. If it means meeting with you outside normal business hours or on a weekend, we'll do it. CanalCare also means we'll return your calls and answer your questions quickly. You'll receive fast answers on loan applications, and knowledgeable help offered professionally with no "hard sell" approach. Since people like to do business with people they like, we're committed to treating our clients and each other with the utmost courtesy and respect. We want to make your banking experience a pleasure instead of an errand.

- Includes external and internal clients
- Continuous client surveys
- Starts when employees are first hired
- Extensive training

History of Acquisitions

- Whole Bank Acquisitions
  - 1974 – Montour National Bank, one branch office
  - 1995 – Owego National Financial Corporation, one branch office
  - 2009 – Canton Bancorp, Inc., three branch offices
  - 2011 – Fort Orange Financial Corporation (Capital Bank), five branch offices

- Branch Acquisitions
  - 1994 – Columbia Banking FS&L, three branch offices
  - 2008 – M&T Bank, three branch offices
  - 2013 – Bank of America, six branch offices

- Asset Acquisitions
  - 2007 – Partners Trust Bank, trust assets
  - 2008 – Cascio Financial Services, Elmira-based retail financial services firm



Watkins Glen, NY

CHMG Return


Chemung Financial Corporation - Price Change (%)
CHMG (+17.69%)
KBW Bank (+47.85%)
Price Change (%)
60
40
20
0
-20
-40
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Thousands
500
400
300
200
100
0
CHMG-Vol

	6/30/15
Stock Price	$26.48
Price to Earnings	12.75x
Price to Book	0.92x
Price to Tangible Book	1.13x

Opportunities

- Trading at a discount to book value
- Price to earnings remains below peer group
- Potential efficiency savings (e.g. hub and spoke)

Financial Highlights (millions)

	YTD 2015	2014
Return on Assets	0.63%	0.54%
Return on Equity	7.16%	5.74%
Net Interest Margin	3.50%	3.59%
Charge-off Ratio	0.05%	0.29%

	June 30, 2015	December 31, 2014
Total Assets	$1,554	$1,525
Assets Under Management or Admin.	$1,917	$1,956
Nonperforming Loans/Total Loans	1.12%	0.69%
Nonperforming Assets/Total Assets	0.98%	0.71%

Asset Growth



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
CAGR 6.3%
$1,216
$1,248
$1,476
$1,525
$1,554
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015

Asset Growth

Organic

- Loans in Capital Region
- Municipal Deposits

Acquisitions

- Bank of America Branches (2013)
- Capital Bank (2011)

Five-Year Summary of Loan Growth

- Total loans: $1.2B at June 30, 2015
  - Increase: $536.7M since December 31, 2010 **CAGR: 13.4% since 2010**
- Growing market share in the Capital Region
  - Greater opportunity due to ongoing economic development in the region
  - Low unemployment due to state government and growth of technology industries
  - Represents largest concentration of our commercial loan portfolio
  - #3 CRE lender in the Capital Region by volume in 2014 (Albany Business Review)
  - Assembled outstanding lending team



Loans by Bank Division (Millions)
Chemung Canal Trust Company
Capital Bank
Capital Bank CAGR
24.1%
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
609.7
187.1
645.7
247.7
687.4
308.6
724.1
397.5
705.8
444.6
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015



Portfolio Concentration (%)
Comm. & Ag.
Comm. Mort.
Res. Mort.
Indirect Cons.
Other Cons.
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
12.5%
12.2%
24.3%
33.2%
17.8%
12.1%
14.6%
22.4%
35.8%
15.1%
11.7%
16.6%
19.7%
37.5%
14.5%
10.8%
16.5%
17.5%
40.4%
14.8%
10.6%
14.3%
17.3%
42.1%
15.7%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015

Loan Concentrations

Effectively managing portfolio concentration by establishing specific criteria, such as:

- % of portfolio for each category
- % of capital deployed in each category
- Increased use of participations to manage risk and capital



Portfolio Concentrations to Total Loans
June 30, 2015
Commercial & Ag.
Commercial RE
Residential Mort.
Consumer
16%
42%
17%
25%



Portfolio Concentrations to Tier 1 Capital & ALL
June 30, 2015
350%
300%
250%
200%
150%
100%
50%
0%

	C&A	CRE	RRE	CONS
12/31/2014	129%	311%	152%	237%
6/30/2015	134%	325%	146%	211%

Commercial Loan Portfolio

NAICS Descriptions	Balances ($ thousands)	Percentage
Real Estate, Rental, & Leasing	443,493	66.7%
Manufacturing	43,859	6.6%
Health Care & Social Assistance	30,224	4.5%
Wholesale Trade	23,556	3.5%
Construction	20,075	3.0%
Accomodation & Food Service	17,666	2.7%
Arts, Entertainment, & Recreation	15,469	2.3%
Other	70,961	10.7%
Total	**665,303**	**100.0%**

Loan Types		
Non-Owner Occupied	214,838	32.3%
Commercial & Industrial	164,231	24.7%
Multi-Family	133,493	20.1%
Owner-Occupied	80,403	12.1%
Construction	37,543	5.6%
Agricultural & Farmland	6,445	1.0%
Other	28,350	4.3%
Total	**665,303**	**100.0%**


NAICS Descriptions
3%
2%
3%
3%
5%
7%
10%
67%
Real Estate and Rental & Leasing
Manufacturing
Health Care & Social Assistance
Wholesale Trade
Construction
Accomodation & Food Service
Arts, Entertainment, & Recreation
Other


Loan Types
6%
1%
4%
12%
32%
20%
25%
Non-Owner Occupied
Commercial & Industrial
Multi-Family
Owner-Occupied
Construction
Agricultural & Farmland
Other

Asset Quality



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Provision (Thousands)
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015
Provision (YTD 6/30/15)
Non-performing assets to total assets
Non-performing loans to total loans



Non-Performing Loans (Thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015
Capital Bank Acquired
All other

- Stable, high quality loan portfolio
- Non-performing loans mainly driven by remaining loans acquired from Capital Bank in 2011, many close to resolution

Deposits



Cost of Deposits
1.50%
1.00%
0.50%
0.00%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015
Now
Savings and Money Market
Time Deposits



Customer (%)
Consumer
Commerical
Public
Brokered / ICS / CDARS
2.2%
1.6%
3.2%
6.2%
9.6%
11.4%
12.8%
11.2%
10.7%
10.2%
25.6%
28.2%
25.6%
25.7%
24.8%
60.8%
57.4%
60.0%
57.4%
55.4%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015



Division (Millions)
CCTC (excl. BofA)
CCTC (BofA)
Capital Bank
168.6
159.3
168.3
160.6
156.2
171.4
150.2
156.0
832.3
888.1
926.7
969.2
1,019.8
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015



Account Type (%)
Non-Interest Bearing DDA
Interest Bearing DDA
Money Market
Savings
Time Deposits
27.7%
22.6%
19.3%
16.5%
13.6%
21.0%
16.6%
15.4%
15.5%
15.0%
18.0%
23.4%
28.5%
30.7%
33.6%
7.4%
8.7%
9.1%
8.7%
8.9%
25.9%
28.7%
27.7%
28.6%
28.9%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015

Net Income – Quarterly Trend (thousands)


$5,500
$4,500
$3,500
$2,500
$1,500
$500
$(500)
$8.7 million
$8.2 million
$4.9 million
$2,412
$2,655
$2,179
$1,485
$2,064
$1,930
$(319)
$4,482
$2,276
$2,577
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2013
2014
2015

Net Interest Margin


Net Interest Margin
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.13%
4.14%
3.91%
3.59%
3.50%
2011
2012
2013
2014
YTD 6/30/2015


Net Interest Income (thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
43,915
46,842
46,631
49,568
24,989
2011
2012
2013
2014
YTD 6/30/2015

- Challenging given the low interest rate environment
- Lower yield on loans due to slope of yield curve and competition for best credits
- Repositioned our investment portfolio in 2015 to lengthen duration to gain additional yield (average life = 3.11 years)
- Repriced our indirect portfolio during Q4 2014, which increased yields and decreased overall portfolio size
- With most asset pricing behind us, balance sheet growth in the future will lead to net interest income growth

Investment Portfolio



Securities Available for Sale by Type (%)
U.S. Government & Enterprises
MBS & CMO
States & Political
Other Sec.
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
8.5%
16.6%
20.8%
54.1%
9.3%
17.0%
14.6%
59.1%
4.0%
11.1%
30.5%
54.4%
1.9%
11.2%
22.1%
64.8%
0.6%
13.8%
40.3%
45.3%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015



Investment Portfolio
Yield
1.95%
1.90%
1.85%
1.80%
1.75%
1.70%
1.65%
1.60%
Duration
3.50
3.00
2.50
2.00
1.50
1.00
3.08
1.86%
2.33
3.26
1.90%
1.67%
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Yield
Duration

Noninterest Income Components


Noninterest Income (thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
(13)

	2011	2012	2013	2014	YTD 6/30/15
Mortgage Sale Gains	179	484	503	301	150
Gain on Flood Insur.		790			
Sec. Gains	1,041	301	(13)	6,869	302
Interchange Income	2,423	2,385	2,562	3,359	1,668
Overdraft Fees	3,173	3,171	3,437	3,810	1,680
Other	3,938	3,230	4,244	4,670	2,388
WM Revenue	6,710	6,827	7,344	7,747	4,324

$10.5 million YTD 6/30/2015


41%
17%
16%
7%
5%
3%
11%
Wealth Management Revenue
Check Card/Credit Card Income
Overdraft Fees
Service Charges on Deposits
CFS Group, Inc. Revenue
Gain on securities transactions

Noninterest Expense Components



Noninterest Expense (thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-

	2011	2012	2013	2014	YTD 6/30/15
Other	11,730	12,638	12,458	15,573	7,265
Legal Settlement				4,250	
M&A	2,255	30	1,387	115	
Data Processing	3,916	4,421	4,750	6,393	3,113
Net Occupancy	5,016	5,164	5,501	7,098	3,607
Benefits	4,797	5,624	5,939	5,733	3,286
Compensation	17,136	18,918	19,365	21,315	10,288

$27.6 million YTD 6/30/2015



37%
13%
12%
11%
6%
3%
2%
2%
14%
Salaries
Net Occupancy
Employee Benefits
Data Processing
Equipment
Professional Services
ORE/Loan Expense
FDIC Insurance
Other

Expense Management and Control

- Goal is both cost containment and cost savings
  - Increase efficiency in banking operations (e.g., hub and spoke)
  - Identify internal best practices
  - Develop clear action plans to implement best practices across the organization
- Improved budgeting process for fiscal year 2015
  - Increased participation to all officers of the Bank


Efficiency Ratio (%)
80.00
78.00
76.00
74.00
72.00
70.00
68.00
66.00
64.00
62.00
2011
2012
2013
2014
YTD 6/30/2015

Capital Management

- Continue to remain profitable and pay dividend
- Board authorized share buyback, up to 121,000
- Performed well under rigorous stress test at 3/31/15


CFC - Capital Ratios (%)
Tier 1 Leverage
Tier 1 Capital / CET1
Total Capital
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
13.28%
13.10%
12.10%
11.85%
12.25%
11.84%
11.68%
10.57%
10.59%
10.99%
8.27%
8.74%
8.08%
7.78%
7.93%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015


Earnings and Dividends per Share
$3
$2
$1
$0
$35
$30
$25
$20
$15
$10
$5
$0

	12/31/2011	12/31/2012	12/31/2013	12/31/2014	6/30/2015
EPS	2.40	2.38	1.87	1.74	1.03
Dividends / Share	1.00	1.00	1.04	1.04	0.52
Book Value / Share	27.14	28.20	29.67	28.44	28.92
Tangible Book Value / Share	21.07	22.40	23.63	22.71	23.35

Enterprise Risk Management

- ERM is Board / Executive Management responsibility guided by our Risk Appetite Statement and Supported by our Risk Management Policy
- Board approved Risk Governance framework
- Continuous monitoring of eight major risk categories (i.e., credit, interest rate, operational, liquidity, compliance, strategy, reputation, market) as well as emerging risks
- Quarterly ERM KPI reports to Board
- ERM is quantitative incorporating hard indicators with defined risk tolerance triggers requiring immediate response
- Risk Assessment in integral to corporate strategy alignment
- Bank regulators have praised risk management processes

Investment Considerations*

- Listed on Nasdaq Stock Market, LLC
- $1.6B in assets
- $123.3M market capitalization (6/30/15)
- Diversified Revenue Stream – 30% Non-Interest Income
- Low risk profile – Nonperforming Assets 0.98% of Total Assets
- Dividend yield – 3.93%
- Price to earnings – 12.75x
- Price to tangible book – 1.13x

* As of 6/30/2015

CHMG Stock at a Glance

Shares Outstanding*	4.7 million
Market Capitalization*	$123.3 million
Annual Dividend Per Share**	$1.04
YTD Dividend Per Share*	$0.52
Dividend Yield*	3.93%
Average Daily Volume^	3,500
Book Value Per Share*	$28.92
Tangible Book Value Per Share*	$23.35
Stock Price*	$26.48
Price to Earnings*	12.75x
Price to Tangible Book*	1.13x
Return on Average Assets^^	0.63%
Return on Average Equity^^	7.16%

* as of 6/30/2015 ** as of 2014 ^ as of Q2 2015 ^^ YTD 2015

Key Takeaways



- Growth, through acquisitions and organic means
  - Actively looking for acquisition opportunities
- Well positioned for margin improvement and higher earnings during an increasing interest rate environment
- Stable low cost deposits
- Growth engine in Capital Region
- Engaged corporate board and advisory board
- Strong capital base
- Attractive dividend
- Opportunities to improve efficiencies within the organization to improve earnings
- Continue to take a proactive leadership role in the communities we serve


CHEMUNG CANAL TRUST COMPANY

Ronald M. Bentley	**Anders M. Tomson**	**Louis C. DiFabio**	**Karl F. Krebs**	**Karen R. Makowski**	**Thomas W. Wirth**
Chief Executive Officer	President & COO	EVP - Lending	Chief Financial Officer	Chief Risk Officer	EVP - Wealth Management
607.737.3900	518.433.5803	607.735.2055	607.737.3714	607.737.3891	607.737.3822
rbentley@chemungcanal.com	atomson@chemungcanal.com	ldifabio@chemungcanal.com	kkrebs@chemungcanal.com	kmakowski@chemungcanal.com	twirth@chemungcanal.com

Kathy McKillip - Investor Relations - 607.737.3746 - kmckillip@chemungcanal.com